EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into and made effective as of June 28, 2024, by and between AVENIR WELLNESS SOLUTIONS, INC., a Delaware corporation, with its address at 5805 Sepulveda Blvd., Suite 500, Sherman Oaks, California 91411 (the “Company”), and 1800 DIAGONAL LENDING LLC, a Virginia limited liability company, with its address at 1800 Diagonal Road, Suite 623, Alexandria VA 22314 (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, bridge notes of the Company, substantially in the form attached hereto as Exhibit A, in the principal amount of Forty-Nine Thousand Four Hundred Fifty Dollars ($49,450) (including Six Thousand Four Hundred Fifty Dollars ($6,450) of Original Issue Discount) for one note, and Seventy-Two Thousand Four Hundred Fifty Dollars ($72,450) (including Nine Thousand Four Hundred Fifty Dollars ($9,450) of Original Issue Discount) (each, a “Note”) with additional tranches of financing of up to Three Hundred Fifty Thousand Dollars ($350,000) in the aggregate subject to further agreement by and between the Purchaser and the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of the Securities.

(a) Purchase of the Securities. On the Closing Date (as defined below), the Company shall issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Securities as is set forth immediately below the Purchaser’s name on the signature pages hereto.

(b) Form of Payment. On the Closing Date (as defined below), (i) the Purchaser shall pay the purchase price for the Securities be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Note on behalf of the Company against delivery of such Purchase Price.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be 12:00 p.m., Eastern Time on or about July 1, 2024, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

(d) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(e) Information. The Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Purchaser.

(f) Legends. The Purchaser understands that the Securities have not been registered under the Securities Act; and may bear a restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE BUYER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the Purchaser of any security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (i) such security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of Securities as of a particular date that can then be immediately sold, or (ii) such Purchaser provides the Company with an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.  The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.  In the event that the Company does not reasonably accept the opinion of counsel that properly conforms to applicable securities laws provided by the Purchaser with respect to the transfer of any Securities pursuant to an exemption from registration, such as Rule 144, at the Deadline, it will be considered an Event of Default pursuant to Section 2.2 of the Note.

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(g) Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company, and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c) Capitalization. As of the date hereof, the authorized Class A Common Stock of the Company consists of 150,000,000 authorized shares, $0.001 par value per share, of which 79,190,953 shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable.

(d) Issuance of Shares. The Securities are duly authorized and reserved for issuance in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims, and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the Purchaser thereof.

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(e) No Conflicts. The execution, delivery, and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws of the Company, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations, and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in material violation of any law, ordinance or regulation of any governmental entity. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition, or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith provided that none of the following (or the results thereof) shall constitute or be taken into account in determining whether a Material Adverse Effect shall have occurred or is reasonably expected to occur: (i) changes in general economic, financial market, regulatory, financial, political, geopolitical, credit, or capital market conditions, including interest or exchange rates; (ii) general changes or developments in any of the industries or markets or geographic regions in which the Company or any of its Subsidiaries operate; (iii) changes in any applicable laws or accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s securities or other financial instruments or change in the Company’s credit rating, in and of itself; (v) any failure, in and of itself, by the Company to meet its internal or published projections, plans, or forecasts of its revenues, earnings, or other financial performance or results of operation or any published analyst or other third-party estimates or expectations of the Company’s revenue, earnings, or other financial performance or results of operations for any period; or (vi) acts of war (whether or not declared), hostilities, military actions, or acts of terrorism, or any escalation or worsening of the foregoing, weather-related events, fires, natural disasters, or any other acts of God.

(f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Upon written request the Company will deliver to the Purchaser true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the Exchange Act.

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(g) Absence of Certain Changes. Since March 31, 2024, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects, or the Exchange Act reporting status of the Company or any of its Subsidiaries.

(h) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(i) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Exchange Act of the issuance of the Securities to the Purchaser. The issuance of the Securities to the Purchaser will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

(j) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees, or similar payments relating to this Agreement or the transactions contemplated hereby.

(k) No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

(l) Breach of Representations and Warranties by the Company. If the Company breaches any of the material representations or warranties set forth in this Section 3 which is continuing after the applicable cure period as set forth in the Note, if any, and in addition to any other remedies available to the Purchaser pursuant to this Agreement, it will be considered an Event of default under Section 2.1 of the Note.

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3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. The Purchaser is a limited liability company validly existing and in good standing under the laws of the jurisdiction of its formation with full right, limited liability company, or similar power and authority to enter into and to consummate the transactions contemplated by the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the transaction documents and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company or similar action on the part of the Purchaser. Each transaction document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any Notes, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) under the 1933 Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act.

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(d) Experience. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice, or other communication regarding the Securities published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4. Covenants.

(a) Best Efforts. The Company shall use its reasonable commercial efforts to satisfy timely each of the conditions described in Section 7 of this Agreement.

(b) Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

(c) Expenses. At the Closing, the Company’s obligation with respect to the transactions contemplated by this Agreement is to reimburse Purchaser’s expenses shall be an aggregate of Six Thousand Dollars ($6,000) for the Purchaser’s legal fees and due diligence fee.

(d) Corporate Existence. So long as the Purchaser beneficially owns any Note, the Company shall maintain its corporate existence.

(e) Breach of Covenants. If the Company breaches any of the material covenants set forth in this Section 4, and in addition to any other remedies available to the Purchaser pursuant to this Agreement which is continuing after the applicable cure period as set forth in the Note, it will be considered an event of default under Section 2.1 of the Note.

(f) Failure to Comply with the Exchange Act. So long as the Purchaser beneficially owns the Note, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

(g) The Purchaser is not a “Dealer.” The Purchaser and the Company hereby acknowledge and agree that the Purchaser has not: (i) acted as an underwriter; (ii) acted as a market maker or specialist; (iii) acted as “de facto” market maker; or (iv) conducted any other professional market activities such as providing investment advice, extending credit and lending securities in connection; and thus that the Purchaser is not a “Dealer” as such term is defined in the Exchange Act.

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5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the shares underlying any conversion of the Note upon default of the Note (the “Conversion Shares”) in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Note in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount as such term is defined in the Note) signed by the successor transfer agent to Company and the Company. Prior to registration of the Conversion Shares under the Securities Act or the date on which the Conversion Shares may be sold pursuant to an exemption from registration, all such certificates shall bear the restrictive legend specified in Section 2(f) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Purchaser upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Purchaser upon conversion of or otherwise pursuant to the Note as and when required by the Note and/or this Agreement. If the Purchaser provides the Company and the Company’s transfer, at the cost of the Purchaser, with an opinion of counsel in form, substance, and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Purchaser shall have executed this Agreement and delivered the same to the Company.

(b) The representations and warranties of the Purchaser set forth in Section 3 are correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Purchaser at or prior to the Closing Date.

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(c) No litigation, statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to the Purchaser’s Obligation to Purchase. The obligation of the Purchaser hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

(a) The Company shall have executed this Agreement and delivered the same to the Purchaser.

(b) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Purchaser, shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(c) The representations and warranties of the Company set forth in Section 2 shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate or certificates, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser including, but not limited to certificates with respect to the Board of Directors’ resolutions relating to the transactions contemplated hereby.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

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8. Governing Law; Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the Circuit Court of Fairfax County, Virginia or in the Alexandria Division of the United States District Court for the Eastern District of Virginia. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and the Purchaser waive trial by jury. The Purchaser shall be entitled to recover from the Company its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement, the Note, or any related document or agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(c) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Purchaser.

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(f) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered, or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (A) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first (1st) business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (B) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth in the heading of this Agreement with a copy by fax only to (which copy shall not constitute notice) to Naidich Wurman LLP, 111 Great Neck Road, Suite 214, Great Neck, NY 11021, Attn: Allison Naidich, facsimile: 516-466-3555, e-mail: allison@nwlaw.com. Each party hereto shall provide notice to the other party of any change in address.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from the Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act, without the consent of the Company.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from the Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act, without the consent of the Company.

(i) Survival. The representations and warranties set forth in this Agreement shall survive the closing hereunder. The parties hereto agree to indemnify and hold harmless the other and all their officers, directors, employees, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the breaching party of any of its representations, warranties, and covenants set forth in this Agreement, including advancement of expenses as they are incurred.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party.

(l) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Purchaser shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing, or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[Signature page follows]

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IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY

AVENIR WELLNESS SOLUTIONS, INC., a Delaware corporation

By:	/s/ Joel Bennett
Name:	Joel Bennett
Title:	Chief Financial Officer

PURCHASER

1800 DIAGONAL LENDING LLC, a Virginia limited liability company

By:	/s/ Curt Kramer
Name:	Curt Kramer
Title:	President

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